                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:     TRANSAMERICA VAN KAMPEN MID-CAP GROWTH VP           Security Description:  COMMON STOCK
          -----------------------------------------                                  ------------

Issuer:   VERISK ANALYTICS                                    Offering Type:  US REGISTERED
          ----------------                                                    -------------

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
        ----------------------------------------- ---------------------- ----------------------------------- ------------------
 1.     Offering Date                                  10/06/2009        None                                       N/A

 2.     Trade Date                                     10/06/2009        Must be the same as #1                     YES

 3.     Unit Price of Offering                           $22.00          None                                       N/A

 4.     Price Paid per Unit                              $22.00          Must not exceed #3                         YES

 5.     Years of Issuer's Operations                        3+           Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               $0.88          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                   $1,631,652        None                                       N/A

 9.     Total Size of Offering                       $1,875,500,000      None                                       N/A

10.     Total Price Paid by the Fund plus Total        $55,000,000       #10 divided by #9 must not exceed          YES
        Price Paid for same securities                                   25% **
        purchased by the same Sub-Adviser for
        other investment companies

11.     Underwriter(s) from whom the Fund            MERRILL LYNCH       Must not include Sub-Adviser               YES
        purchased (attach a list of ALL                                  affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                                    ---------------------------
                                                            Dennis Lynch

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:     TRANSAMERICA VAN KAMPEN ACTIVE INTERNATIONAL ALLOCATION VP     Security Description:  COMMON STOCK
          ----------------------------------------------------------                          ------------

Issuer:   VERISK ANALYTICS                                               Offering Type:  US REGISTERED
          ----------------                                                               -------------

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
        ----------------------------------------- ---------------------- ----------------------------------- ------------------
 1.     Offering Date                                  10/06/2009        None                                       N/A

 2.     Trade Date                                     10/06/2009        Must be the same as #1                     YES

 3.     Unit Price of Offering                           $22.00          None                                       N/A

 4.     Price Paid per Unit                              $22.00          Must not exceed #3                         YES

 5.     Years of Issuer's Operations                        3+           Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               $0.88          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                     $30,800         None                                       N/A

 9.     Total Size of Offering                       $1,875,500,000      None                                       N/A

10.     Total Price Paid by the Fund plus Total        $55,000,000       #10 divided by #9 must not exceed          YES
        Price Paid for same securities                                   25% **
        purchased by the same Sub-Adviser for
        other investment companies

11.     Underwriter(s) from whom the Fund             MERRILL LYNCH      Must not include Sub-Adviser               YES
        purchased (attach a list of ALL                                  affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead               YES            Must be "Yes" or "N/A"                    YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                                    ---------------------------
                                                               Kevin Holt

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    TRANSAMERICA VAN KAMPEN ACTIVE INTERNATIONAL ALLOCATION VP    Security Description:  PREFERRED STOCK
         ----------------------------------------------------------                           ---------------
Issuer:  BANK OF AMERICA                                               Offering Type:  US REGISTERED
         -----------------------------------                                           -------------

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER               APPLICABLE RESTRICTION             (YES/NO)
        ------------------------------------------ ------------------- ------------------------------------- ------------------
 1.     Offering Date                                  12/03/2009      None                                         N/A

 2.     Trade Date                                     12/03/2009      Must be the same as #1                       YES

 3.     Unit Price of Offering                           $15.00        None                                         N/A

 4.     Price Paid per Unit                              $15.00        Must not exceed #3                           YES

 5.     Years of Issuer's Operations                       3+          Must be at least three years *               YES

 6.     Underwriting Type                                 FIRM         Must be firm                                 YES

 7.     Underwriting Spread                              $0.375        Sub-Adviser determination to be made         YES

 8.     Total Price paid by the Fund                    $255,000       None                                         N/A

 9.     Total Size of Offering                      $19,290,000,000    None                                         N/A

10.     Total Price Paid by the Fund plus Total       $105,000,000     #10 divided by #9 must not exceed            YES
        Price Paid for same securities purchased                       25% **
        by the same Sub-Adviser for other
        investment companies

11.     Underwriter(s) from whom the Fund            MERRILL LYNCH     Must not include Sub-Adviser                 YES
        purchased (attach a list of ALL                                affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead              YES          Must be "Yes" or "N/A"                       YES
        manager, was the instruction listed
        BELOW given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                                    ---------------------------
                                                               Kevin Holt

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:     TRANSAMERICA VAN KAMPEN ACTIVE INTERNATIONAL ALLOCATION VP            Security Description:  PREFERRED STOCK
          ----------------------------------------------------------                                   ---------------
Issuer:   WELLS FARGO & CO.                                                     Offering Type:  US REGISTERED
          -----------------                                                                     -------------

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
        ----------------------------------------- ---------------------- ----------------------------------- ------------------
 1.     Offering Date                                  12/15/2009        None                                       N/A

 2.     Trade Date                                     12/15/2009        Must be the same as #1                     YES

 3.     Unit Price of Offering                           $25.00          None                                       N/A

 4.     Price Paid per Unit                              $25.00          Must not exceed #3                         YES

 5.     Years of Issuer's Operations                       3+            Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                              $0.5625         Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                    $262,500         None                                       N/A

 9.     Total Size of Offering                       $10,650,000,000     None                                       N/A

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities                $100,000,000       #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund             GOLDMAN SACHS      Must not include Sub-Adviser               YES
        purchased (attach a list of ALL                                  affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                                    ---------------------------
                                                              Kevin Holt

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:     TRANSAMERICA JPMORGAN ENHANCED INDEX VP               Security Description:  HYATT HOTELS CORPORATION (H) IPO
          ---------------------------------------                                      --------------------------------
Issuer:   HYATT HOTELS CORPORATION (H) IPO (CUSIP # 44857910)   Offering Type:  US REGISTERED
          ---------------------------------------------------                   -------------

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
        ----------------------------------------- ---------------------- ----------------------------------- ------------------
 1.     Offering Date                                   11-04-09         None                                       YES

 2.     Trade Date                                      11-04-09         Must be the same as #1                     YES

 3.     Unit Price of Offering                           $25.00          None                                       YES

 4.     Price Paid per Unit                              $25.00          Must not exceed #3                         YES

 5.     Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               $1.28          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                     $32,500         None                                       YES

 9.     Total Size of Offering                         950,000,000       None                                       YES

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities                 $16,275,000       #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund           GOLDMAN SACHS AND    Must not include Sub-Adviser               YES
        purchased (attach a list of ALL                  COMPANY         affiliates ***
        syndicate members)                              NEW YORK

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


---------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:     TRANSAMERICA JPMORGAN ENHANCED INDEX VP                      Security Description:  SVB FINANCIAL GROUP (SIVB) SECONDARY
          ---------------------------------------                                             ------------------------------------
Issuer:   SVB FINANCIAL GROUP (SIVB) SECONDARY (CUSIP # 78486Q10)      Offering Type:  US REGISTERED
          -------------------------------------------------------                      -------------

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
        ----------------------------------------- ---------------------- ----------------------------------- ------------------
 1.     Offering Date                                   11-18-09         None                                       YES

 2.     Trade Date                                      11-18-09         Must be the same as #1                     YES

 3.     Unit Price of Offering                           $38.50          None                                       YES

 4.     Price Paid per Unit                              $38.50          Must not exceed #3                         YES

 5.     Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               $1.83          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                     $96,250         None                                       YES

 9.     Total Size of Offering                         300,300,000       None                                       YES

10.     Total Price Paid by the Fund plus Total        $28,612,661       #10 divided by #9 must not exceed          YES
        Price Paid for same securities                                   25% **
        purchased by the same Sub-Adviser for
        other investment companies

11.     Underwriter(s) from whom the Fund           MERRILL LYNCH AND    Must not include Sub-Adviser               YES
        purchased (attach a list of ALL               COMPANY INC.       affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


---------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:     TRANSAMERICA JPMORGAN ENHANCED INDEX VP                    Security Description:  WELLS FARGO AND COMPANY (WFC) SECONDARY
          ---------------------------------------                                           ---------------------------------------
Issuer:   WELLS FARGO & COMPANY (WFC) SECONDARY (CUSIP # 94974610)   Offering Type:  US REGISTERED
          --------------------------------------------------------                   -------------

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
        ----------------------------------------- ---------------------- ----------------------------------- ------------------
 1.     Offering Date                                   12-15-09         None                                       YES

 2.     Trade Date                                      12-15-09         Must be the same as #1                     YES

 3.     Unit Price of Offering                           $25.00          None                                       YES

 4.     Price Paid per Unit                              $25.00          Must not exceed #3                         YES

 5.     Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               $0.56          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                    $195,000         None                                       YES

 9.     Total Size of Offering                       10,650,000,000      None                                       YES

10.     Total Price Paid by the Fund plus Total       $150,000,000       #10 divided by #9 must not exceed          YES
        Price Paid for same securities                                   25% **
        purchased by the same Sub-Adviser for
        other investment companies

11.     Underwriter(s) from whom the Fund             GOLDMAN SACHS      Must not include Sub-Adviser               YES
        purchased (attach a list of ALL                AND COMPANY       affiliates ***
        syndicate members)                              NEW YORK

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


---------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.


* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:     TRANSAMERICA JPMORGAN CORE BOND VP                            Security Description:  THOMSON REUTERS CORPORATION
          ----------------------------------                                                   ---------------------------
Issuer:   THOMSON REUTERS CORPORATION (TRICN 4.70% OCTOBER 15, 2019     Offering Type:  US REGISTERED
          ---------------------------------------------------------                     -------------
         (CUSIP # 884903BG)
         ------------------

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
        ----------------------------------------- ---------------------- ----------------------------------- ------------------
 1.     Offering Date                                    9-22-09         None                                       YES

 2.     Trade Date                                       9-22-09         Must be the same as #1                     YES

 3.     Unit Price of Offering                           $99.649         None                                       YES

 4.     Price Paid per Unit                              $99.649         Must not exceed #3                         YES

 5.     Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               $0.50          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                   $14,947.00        None                                       YES

 9.     Total Size of Offering                        $498,245,000       None                                       YES

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities               $10,393,391.00      #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund              BANCAMERICA       Must not include Sub-Adviser               YES
        purchased (attach a list of ALL                SECURITIES        affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


---------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund: TRANSAMERICA JPMORGAN MID CAP VALUE VP                           Security Description: DOLLAR GENERAL CORPORATION (DG) IPO
      --------------------------------------                                                 -----------------------------------
Issuer: DOLLAR GENERAL CORPORATION (H) IPO (CUSIP # 25667710)          Offering Type:  US REGISTERED
        -----------------------------------------------------                          -------------

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
        ----------------------------------------- ---------------------- ----------------------------------- ------------------
 1.     Offering Date                                   11-12-09         None                                       YES

 2.     Trade Date                                      11-12-09         Must be the same as #1                     YES

 3.     Unit Price of Offering                           $21.00          None                                       YES

 4.     Price Paid per Unit                              $21.00          Must not exceed #3                         YES

 5.     Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               $1.21          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                    $785,400         None                                       YES

 9.     Total Size of Offering                         716,100,000       None                                       YES

10.     Total Price Paid by the Fund plus Total        $25,269,300       #10 divided by #9 must not exceed          YES
        Price Paid for same securities                                   25% **
        purchased by the same Sub-Adviser for
        other investment companies

11.     Underwriter(s) from whom the Fund           CITIGROUP GLOBAL     Must not include Sub-Adviser               YES
        purchased (attach a list of ALL                  MARKETS         affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


---------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:     TRANSAMERICA JPMORGAN MID CAP VALUE VP                       Security Description: Dollar General Corporation (DG) IPO
          --------------------------------------                                             -----------------------------------
Issuer:   DOLLAR GENERAL CORPORATION (H) IPO (CUSIP # 25667710)        Offering Type:  US REGISTERED
          -----------------------------------------------------                        -------------

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
        ----------------------------------------- ---------------------- ----------------------------------- ------------------
 1.     Offering Date                                   11-12-09         None                                       YES

 2.     Trade Date                                      11-12-09         Must be the same as #1                     YES

 3.     Unit Price of Offering                           $21.00          None                                       YES

 4.     Price Paid per Unit                              $21.00          Must not exceed #3                         YES

 5.     Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               $1.21          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                     $4,200          None                                       YES

 9.     Total Size of Offering                        $716,100,000       None                                       YES

10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities                 $25,269,300       #10 divided by #9 must not exceed          YES
        purchased by the same Sub-Adviser for                            25% **
        other investment companies

11.     Underwriter(s) from whom the Fund         AVONDALE PARTNERS LLC  Must not include Sub-Adviser               YES
        purchased (attach a list of ALL                                  affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


---------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:     TRANSAMERICA JPMORGAN MID CAP VALUE VP                       Security Description:  DOLLAR GENERAL CORPORATION (DG) IPO
          --------------------------------------                                              -----------------------------------
Issuer:   DOLLAR GENERAL CORPORATION (H) IPO (CUSIP # 25667710)        Offering Type:  US REGISTERED
          -----------------------------------------------------                        -------------

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
        ----------------------------------------- ---------------------- ----------------------------------- ------------------
 1.     Offering Date                                   11-12-09         None                                       YES

 2.     Trade Date                                      11-12-09         Must be the same as #1                     YES

 3.     Unit Price of Offering                           $21.00          None                                       YES

 4.     Price Paid per Unit                              $21.00          Must not exceed #3                         YES

 5.     Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               $1.21          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                     $2,100          None                                       YES

 9.     Total Size of Offering                        $716,100,000       None                                       YES

10.     Total Price Paid by the Fund plus Total        $25,269,300       #10 divided by #9 must not exceed          YES
        Price Paid for same securities                                   25% **
        purchased by the same Sub-Adviser for
        other investment companies

11.     Underwriter(s) from whom the Fund         THE WILLIAMS CAPITAL   Must not include Sub-Adviser               YES
        purchased (attach a list of ALL                   GROUP          affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


---------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:     TRANSAMERICA JPMORGAN MID CAP VALUE VP                       Security Description:  DOLLAR GENERAL CORPORATION (DG) IPO
          --------------------------------------                                              -----------------------------------
Issuer:   DOLLAR GENERAL CORPORATION (H) IPO (CUSIP # 25667710)        Offering Type:  US REGISTERED
          -----------------------------------------------------                        -------------

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
        ----------------------------------------- ---------------------- ----------------------------------- ------------------
 1.     Offering Date                                   11-12-09         None                                       YES

 2.     Trade Date                                      11-12-09         Must be the same as #1                     YES

 3.     Unit Price of Offering                           $21.00          None                                       YES

 4.     Price Paid per Unit                              $21.00          Must not exceed #3                         YES

 5.     Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               $1.21          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                     $2,100          None                                       YES

 9.     Total Size of Offering                        $716,100,000       None                                       YES

10.     Total Price Paid by the Fund plus Total        $25,269,300        #10 divided by #9 must not exceed         YES
        Price Paid for same securities                                    25% **
        purchased by the same Sub-Adviser for
        other investment companies

11.     Underwriter(s) from whom the Fund          SAMUEL A RAMIREZ &    Must not include Sub-Adviser               YES
        purchased (attach a list of ALL                  COMPANY         affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


---------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:     TRANSAMERICA JPMORGAN MID CAP VALUE VP                                Security Description:  REGENCY CENTERS
          --------------------------------------                                                      ----------------
Issuer:   REGENCY CENTERS CORPORATION (REG) SECONDARY (CUSIP # 78486Q10)        Offering Type:  US REGISTERED
          --------------------------------------------------------------                        -------------

                                                                                                              IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
    ----------------------------------------- ---------------------- ----------------------------------- ------------------
 1.     Offering Date                                   12-04-09         None                                       YES

 2.     Trade Date                                      12-04-09         Must be the same as #1                     YES

 3.     Unit Price of Offering                           $30.75          None                                       YES

 4.     Price Paid per Unit                              $30.75          Must not exceed #3                         YES

 5.     Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               $1.23          Sub-Adviser determination to be            YES
                                                                         made

 8.     Total Price paid by the Fund                     $67,650         None                                       YES

 9.     Total Size of Offering                        $246,000,000       None                                       YES


10.     Total Price Paid by the Fund plus Total        $12,887,325       #10 divided by #9 must not exceed          YES
        Price Paid for same securities                                   25% **
        purchased by the same Sub-Adviser for
        other investment companies

11.     Underwriter(s) from whom the Fund             WELLS FARGO        Must not include Sub-Adviser               YES
        purchased (attach a list of ALL               ADVISORS LLC       affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead               YES           Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


---------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.